SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Under Rule 14a-12

                    ACP Strategic Opportunities Fund II, LLC
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                    ACP STRATEGIC OPPORTUNITIES FUND II, LLC


Dear Unitholder:

A Special Meeting of Holders of Units of Beneficial Interest (the "Meeting") of the ACP Strategic Opportunities Fund II, LLC (the "Company") has been scheduled for Friday, March 26, 2004, at 4:30 p.m. Eastern Time. If you own units of beneficial interest in the Company as of the close of business on Wednesday, March 10, 2004, you are entitled to vote at the Meeting and any adjournment of the Meeting.

While you are, of course, welcome to join us at the meeting, most unit holders ("Unitholders") cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of units may be voted. You may also vote over the internet or by telephone by following the enclosed instructions to utilize those methods of voting.

The attached proxy statement is designed to give you information relating to the proposals on which you are asked to vote. The proposals described in the proxy statement relate to the following matters:

         1. To elect three (3) existing directors and one (1) new director to the Board of Directors of the Company (the "Board of Directors") to hold office until their successor(s) are elected or until their resignation or removal.

         2. To act on any other business properly brought before the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT UNITHOLDERS VOTE "FOR" EACH PROPOSAL. We encourage you to support the Directors' recommendations. Your vote is important to us. Please do not hesitate to call 1-800-790-3941 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Company.

                                    Sincerely,


                                    Thomas R. Trala
                                    President


March 12, 2004

                                IMPORTANT NOTICE

We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on at the Meeting.


                              QUESTIONS AND ANSWERS


Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The Company is seeking to enlarge its Board of Directors (the "Board") from three members to four through the election of one new director (the "New Director") to the Board. The Board believes that the addition of a fourth director will promote efficiency in the governance of the Company. The New Director is not an "interested person" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) of the Company, and accordingly the New Director would be considered an "Independent Director" of the Company. Two of the three existing directors (the "Existing Directors") are also considered Independent Directors of the Company. Accordingly, if Unitholders approve all of the proposed directors, the Independent Directors would constitute seventy-five percent of the Board.

Q.   WHY AM I BEING ASKED TO VOTE ON THE ELECTION OF THE PROPOSED DIRECTORS?

A. Appointments to the Board generally are made by existing Directors. However, the 1940 Act requires that if less than a majority of directors holding office have been elected by the Company's Unitholders, the directors in office shall call a Unitholders' meeting for the election of directors. In addition, the 1940 Act provides that directors may not fill vacancies unless thereafter at least two-thirds of the directors have been elected by Unitholders. Because only two of the three Existing Directors have been elected by Unitholders, the Directors may not appoint another Director.

Q.   HOW DO THE CURRENT DIRECTORS SUGGEST THAT I VOTE?

A. After careful consideration, the Directors unanimously recommend that you vote "FOR" this proposal. Please see "Recommendations of the Board" for a discussion of the advantages of enlarging the Board.

Q.   HOW WILL THIS AFFECT MY ACCOUNT?

A. Each Portfolio will continue to be managed in accordance with the Company's registration statement as filed with the Securities and Exchange Commission and as amended from time to time.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. We encourage all Unitholders to participate in the governance of their Company. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-790-3941 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

Q.   WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize this method of voting.

                    ACP STRATEGIC OPPORTUNITIES FUND II, LLC



                    NOTICE OF SPECIAL MEETING OF UNITHOLDERS

                      TO BE HELD ON FRIDAY, MARCH 26, 2004



         Notice is hereby given that a Special Meeting of Holders of Units of Beneficial Interest (the "Meeting") of the ACP Strategic Opportunities Fund II, LLC (the "Company") will be held at the offices of Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 on Friday, March 26, 2004 at 4:30 p.m. Eastern Time.

         At the Meeting, owners of units of beneficial interests in the Company ("Unitholders") will be asked to consider and act on the following proposals:

         1. To elect three (3) existing directors and one (1) new director to the Board of Directors to hold office until their successor(s) are elected or until their resignation or removal.

         2. To act on any other business properly brought before the meeting.

         All Unitholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of units may be voted.

         Unitholders of record at the close of business on Wednesday, March 10, 2004 are entitled to notice of and to vote at the Meeting or any adjournments of the Meeting.


                                            By Order of the Board of Directors

                                            Thomas R. Trala
                                            President


March 12, 2004



PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                 PROXY STATEMENT

         THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD") OF ACP STRATEGIC OPPORTUNITIES FUND II, LLC (THE "COMPANY") FOR USE AT THE SPECIAL MEETING OF UNITHOLDERS TO BE HELD FRIDAY, MARCH 26, 2004 AT 4:30 P.M. EASTERN TIME AT THE OFFICES OF TURNER INVESTMENT PARTNERS, INC. ("TURNER"), 1205 WESTLAKES DRIVE, SUITE 100, BERWYN, PA 19312, AND AT ANY ADJOURNED SESSION THEREOF (SUCH SPECIAL MEETING AND ANY ADJOURNMENT THEREOF ARE HEREINAFTER REFERRED TO AS THE "MEETING"). TURNER OWNS A MAJORITY INTEREST IN ASCENDANT CAPITAL PARTNERS, LLC, THE INVESTMENT MANAGER OF THE COMPANY, AND SERVES AS THE COMPANY'S SHAREHOLDER SERVICING AGENT.

         Unitholders of the Company of record at the close of business on Wednesday, March 10, 2004 are entitled to vote at the Meeting. As of March 10, 2004, the Company had 714,949 units of beneficial interest ("units") issued and outstanding.

         Each Unitholder shall be entitled to cast at the Meeting a number of votes equivalent to such Unitholder's Investment Percentage (as such term is defined in the Company's Limited Liability Company Operating Agreement ("Operating Agreement")) as of the record date of the Meeting. The presence in person or by proxy of Unitholders holding a majority of the total number of votes eligible to be cast by all Unitholders as of the record date shall constitute a quorum. If a quorum is present, a plurality of the units voted shall elect a director. Abstentions and "broker non-votes" will not be counted for or against the proposal, but will be counted for purposes of determining whether a quorum is present.

         In addition to the solicitation of proxies by mail, the Board and officers of the Company and officers and employees of Turner, the shareholder servicing agent for the Company, may solicit proxies in person or by telephone. Persons holding units as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Company will pay the costs of the Unitholders' Meeting and proxy materials. The proxy card and this Proxy Statement are being mailed to Unitholders on or about March 12, 2004.

         Units represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by an officer of the Company at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

The Company is organized as a Delaware limited liability company and is not required to hold annual meetings of Unitholders. The Meeting is being called in order to permit the Unitholders of the Company to consider and vote the following proposal (the "Proposal"):

         1. To elect Robert E. Turner, John Connors, John van Roden (the "Existing Directors"), and Robert P. Andres (the "New Director," and together with the Existing Directors, the "Proposed Directors") to the Board to hold office until their resignation or removal, whose terms will be effective on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, such later date as Unitholder approval is obtained.

PROPOSAL 1.       ELECTION OF PROPOSED DIRECTORS TO THE BOARD OF DIRECTORS

It is proposed that the Proposed Directors be elected at the Meeting to serve as directors of the Company. Mr. Turner is considered an "interested person" of the Company as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Turner is the Chairman and Chief Investment Officer of Turner Investment Partners, Inc. ("Turner"), and owns a majority interest in Turner. Turner owns a majority interest in Ascendant Capital Partners, LLC ("ACP"), the investment manager of the Company. Messrs. Connors, van Roden and Andres are not "interested persons" of the Company, and accordingly each of these Proposed Directors is considered an "independent director" (an "Independent Director") of the Company. Together, these four individuals will comprise the entire Board of the Company and serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The names and ages of the Proposed Directors, their principal occupations during the past five years and certain of their other affiliations are provided below. No Proposed Director will serve as an officer of the Company. Each of the Proposed Directors has agreed to serve if elected at the Meeting. It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Meeting for the election of the Proposed Directors. If any Proposed Director is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

The nomination of these persons to serve as members of the Board is intended to promote efficiency in the governance of the Company. In addition, the Securities and Exchange Commission (the "SEC") recently proposed amendments to a number of exemptive rules under the 1940 Act that would, if adopted, require any investment company that relies on these exemptive rules, including the Company, to have a board of directors whose independent directors constitute at least seventy-five percent of the board. If Unitholders approve all of the Proposed Directors, the Independent Directors would constitute seventy-five percent of the Board.

Each of the Existing Directors currently serves on the Board. The New Director has significant experience with and understands the general operations of registered investment companies. The Existing Directors are familiar with the experience of the New Director in overseeing investment company portfolios, and wish to bring that same level of expertise to the Company. Accordingly, the Existing Directors agreed, by a Written Consent of Directors dated March 9, 2004, to expand the size of the Board to four directors, and unanimously approved the nomination of the New Director.

INFORMATION ABOUT THE BOARD

The Board has overall responsibility to manage and control the business affairs of the Company, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the Board of Directors of a Delaware corporation. Members of the Board are not required to contribute to the capital of the Company or hold units of the Company.

A majority of the Board of Directors are not "interested persons" (as defined in the 1940 Act) of the Company and perform the same functions for the Company as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. The Directors will assist Unitholders on the question of the removal of Directors in the manner required by Section 16(c) of the 1940 Act. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment the Unitholders would have elected at least two-thirds of the Directors then serving. The Directors may call a meeting of Unitholders to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the Unitholders cease to constitute a majority of the Directors then serving.

The Company's Operating Agreement provides that the status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent;
(iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, or file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Director; or (viii) shall otherwise cease to be a Director of the Company under the Delaware Limited Liability Company Act.

The Operating Agreement provides further that the Company shall indemnify each Director (including for this purpose his or her executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director of the

Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification shall not be construed so as to provide for indemnification of a Director for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law.

The following is a list of the Proposed Directors of the Company. During the most recent fiscal year, the Board met three times. Each Existing Director attended all of the meetings of the Board of Directors, and each member of the Company's Audit Committee (as discussed below) attended all of the meetings of the Audit Committee.

-------------------------- ---------------- ----------------- ------------------------------- -----------------------


                           Position(s)      Term of Office                                    Other Directorships/
                           Held with        and Length of     Principal Occupation(s)         Trusteeships Held
 Name and Age              Company          Time Served       During Past 5 Years             by Director
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
Robert E. Turner, 48       Interested       N/A; Since        Chairman and Chief Investment   Trustee of the Turner
                           Director         Company's         Officer of Turner since 1990.   Funds, Westlakes
                                            inception                                         Institutional
                                                                                              Portfolios, and the
                                                                                              ACP Funds Trust;
                                                                                              Director of the ACP
                                                                                              Continuum Return Fund
                                                                                              II, LLC
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
John Connors, 61           Independent      N/A; Since        Portfolio Manager, Guyasuta     Trustee of the ACP
                           Director         Company's         Investment Advisors;            Funds Trust, and
                                            inception         previously Portfolio Manager,   Director of the ACP
                                                              Delaware Investments.           Continuum Return Fund
                                                                                              II, LLC
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
John van Roden, 55         Independent      N/A; Since 2003   Senior Vice President and       Trustee of the ACP
                           Director                           Chief Financial Officer,        Funds Trust, and
                                                              Glatfelter (a
                                                              producer of
                                                              Director of the
                                                              ACP specialty
                                                              paper);
                                                              previously,
                                                              Continuum Return
                                                              Fund Senior Vice
                                                              President and II,
                                                              LLC Chief
                                                              Financial Officer,
                                                              Conectiv (a public
                                                              energy company).
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
Robert P. Andres, 65       Proposed         N/A; N/A          President and Chairman of the   Nominated to serve as
                           Independent                        Investment Committee, Andres    Trustee of the ACP
                           Director                           Capital Management;             Funds Trust, and
                                                              previously, Chief Investment    Director of ACP
                                                              Officer, The Swarthmore         Continuum Return Fund
                                                              Group; Co-Founder and Chief     II, LLC
                                                              Operating Officer, Martindale
                                   Andres, Co.
-------------------------- ---------------- ----------------- ------------------------------- -----------------------

The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of Mr. Connors and Mr. van Roden, the current Independent Directors of the Company. The Audit Committee operates under a written charter approved by the Board. The Audit Committee did not meet during the last fiscal year.

FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of Mr. Connors and Mr. van Roden, the current Independent Directors of the Company, and various officers and representatives of the Company's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee did not meet during the last fiscal year.

NOMINATION OF DIRECTORS. The Board is generally responsible for the nomination of persons for election to the Board, with the selection and nomination of the Directors who are not "interested persons" of the Company committed to the discretion of the Independent Directors. The Company does not currently have a standing nominating committee or committee performing similar functions. The Board does not believe that is necessary to have a separate nominating committee at this time, given the small size of the Company, the small size of the Board, and the fact that the majority of the members of the Board are Independent Directors. The Board will, however, consider establishing a nominating committee in the future. If the Board establishes a nominating committee, it would determine whether to, among other things, prepare a written charter for the committee, identify the process to be followed by the committee in identifying and evaluating nominees (including those recommended by Unitholders), specify minimum qualifications for any committee-recommended nominees, and establish a process for Unitholders to send communications to the Board.

As of the fiscal year ended December 31, 2003, neither the Existing Independent Directors nor the New Director owned any securities of the Company. The following table sets forth the compensation paid to the current Independent Directors by the Company during the last fiscal year.

-------------------------------- --------------------- ---------------------- ------------------------ ---------------
                                      Aggregate                                  Total Compensation
                                  Compensation from         Pension or         from Fund Complex Paid    Estimated
                                  the Company for the    Retirement Benefits    to Directors for the       Annual
                                  Fiscal Year Ended     Accrued as Part of       Fiscal Year Ended     Benefits Upon
Name and Position with Company    December 31, 2003      Company Expenses        December 31, 2003       Retirement
-------------------------------- --------------------- ---------------------- ------------------------ ---------------
-------------------------------- --------------------- ---------------------- ------------------------ ---------------
John Connors, Independent               $4,500                  N/A                   $13,500               N/A
Director
-------------------------------- --------------------- ---------------------- ------------------------ ---------------
-------------------------------- --------------------- ---------------------- ------------------------ ---------------
John van Roden, Independent             $3,000                  N/A                   $9,000                N/A
Director
-------------------------------- --------------------- ---------------------- ------------------------ ---------------

The Independent Directors are each paid a retainer fee by the Company of $1,000 per quarter and per meeting fees of $500. The Interested Directors receive no annual or other fees from the Company. All Directors are reimbursed by the Company for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Company.

RECOMMENDATION OF THE BOARD
In their deliberations, the Board considered various matters related to the management and long-term welfare of the Company. The Board considered, among other factors, the benefits that an experienced group of Board members who understand the operations of the Company and are exposed to the wide variety of issues that arise from overseeing different types of portfolios would bring to the Board. The Board gave considerable weight to their expectation that the Company will benefit from the diversity and experience of the Proposed Directors that would be included in the expanded Board. In addition, the Board noted that the SEC recently proposed amendments to certain exemptive rules under the 1940 Act that would, if adopted, require the Company to have a Board whose Independent Directors constitute at least seventy-five percent of the Board.

Therefore, after careful consideration, the Board, including the Independent Directors of the Board, recommends that the Unitholders of the Company vote "FOR" the election of the Proposed Directors as set forth in this Proposal.

If the Proposed Directors are elected by the Unitholders, each Proposed Director will serve, effective the date of the Meeting, until his/her successor is duly elected and qualified or until his/her earlier resignation or removal. If the Proposed Directors are not elected, the Board will consider what action is appropriate based upon the interests of the Unitholders.

         THE DIRECTORS RECOMMEND THAT UNITHOLDERS VOTE "FOR" THE PROPOSAL.

             GENERAL INFORMATION ABOUT THE COMPANY AND OTHER MATTERS

         Directors and Officers. Information about the Company's current Directors and principal executive officers, including their names, positions with the Company, and association with the Company is set forth below:

Name                            Position with the Company
----                            -------------------------
Robert E. Turner                Interested Director, Chairman of the Board
John Connors                    Independent Director, Audit Committee Member
John van Roden                  Independent Director, Audit Committee Member
Thomas R. Trala                 President, Treasurer and Chief Financial Officer
Gary Shugrue                    Vice President and Chief Investment Officer
Brian F. McNally                Vice President & Secretary
Brian M. Ferko                  Vice President & Assistant Secretary


                  INVESTMENT MANAGER. Ascendant Capital Partners, LLC (the "Investment Manager"), a Delaware limited liability company, serves as investment manager to the Company. The Investment Manager is responsible for formulating a continuing investment program for the Company. The Investment Manager is a majority-owned subsidiary of Turner. Turner and its affiliates provide a wide range of investment advisory services to individual and institutional clients, including investment companies registered under the 1940 Act. The principal business address of the Investment Manager is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

                  PLACEMENT AGENT. Turner Investment Distributors, Inc. (the "Distributor"), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as the placement agent of the Company's units pursuant to a placement agent agreement between the Company and the Distributor. The Distributor is currently a wholly-owned subsidiary of Turner. On or around March 15, 2004, Turner intends to sell the Distributor to Constellation Investment Management Co., Inc., an SEC-registered investment adviser, and thereafter the Distributor will be renamed "Constellation Investment Distributors Company, Inc." ("CIDCO"). CIDCO will be located at 1205 Westlakes Drive, Suite 150, Berwyn, PA, 19312. The Board expects to review and approve a new placement agent agreement between the Company and CIDCO at its next regularly scheduled meeting.

                  ADMINISTRATOR. PFPC, Inc. ("PFPC"), a Delaware corporation, serves as the administrator for the Company. PFPC provides general management related services, including those relating to valuation of the Company's assets. PFPC is located at 400 Bellevue Parkway, Wilmington, Delaware 19808.

                  5% UNITHOLDERS. As of March 10, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Company, were beneficial owners of 5% or more of the units of the Company. The Company believes that most of the units referred to below were held by the following persons in accounts for their fiduciary, agency, or custodial customers.

-------------------------------------------------- -------------------------------- ----------------------------------
Name and Address of Unitholder                     Number of Units                  Percent of Company
-------------------------------------------------- -------------------------------- ----------------------------------
-------------------------------------------------- -------------------------------- ----------------------------------
Robert E. & Carolyn W. Turner                                  359,322                            50.2%
c/o Turner Investment Partners, Inc.
1205 Westlakes Dr., Suite 100
Berwyn, PA 19312
-------------------------------------------------- -------------------------------- ----------------------------------
-------------------------------------------------- -------------------------------- ----------------------------------
Robert E. Turner Irrevocable Trust                             169,921                            23.8%
c/o Turner Investment Partners, Inc.
1205 Westlakes Dr., Suite 100
Berwyn, PA 19312
-------------------------------------------------- -------------------------------- ----------------------------------


         ADJOURNMENT. In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. The Company will bear the costs of any adjourned sessions. The persons named as proxies will vote for an adjournment any proxies that they are entitled to vote in favor of the proposal.

         INFORMATION ABOUT THE INDEPENDENT AUDITOR.

         SELECTION OF INDEPENDENT AUDITORS. The Audit Committee and the Board are expected to consider the selection of Ernst & Young ("E&Y") as the independent auditors for the Company for the current fiscal year at their March 2004 meeting. Representatives of E&Y are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

         AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the Company's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,000 for 2002 and $30,000 for 2003.

         AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Company's financial statements and are not included under "Audit Fees" are $0 for 2002 and $0 for 2003.

         TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice, and tax planning are $5,000 for 2002 and $5,000 for 2003.

         ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, other than the services reported above, are $0 for 2002 and 0 for 2003.

         AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by E&Y that require pre-approval must be directly pre-approved by the Audit Committee.

         ADDITIONAL INFORMATION. The aggregate non-audit fees billed by E&Y for services rendered to the Company, and rendered to the Company's investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Company for each of the last two fiscal years of the registrant was $5,000 for 2002 and $115,912 for 2003. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Company's investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining E&Y's independence.

         UNITHOLDER PROPOSALS. The Company is not required to hold annual Unitholder meetings. Unitholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Company c/o Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

         OTHER MATTERS. The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

         ANNUAL AND SEMI-ANNUAL REPORTS. The Company's last audited financial statements and annual report, for the fiscal year ended December 31, 2002, and the semi-annual report dated June 30, 2003, are available free of charge. To obtain a copy, please call the Company toll free at 1-800-790-3941, or send a written request to the Company c/o Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

UNITHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                      ACP STRATEGIC OPPORTUNITIES FUND, LLC


                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF UNITHOLDERS, TO BE HELD ON


                                 MARCH 26, 2004


The undersigned, hereby appoints Brian M. Ferko as proxy, with full power of substitution, to vote at the Special Meeting of Holders of Units of Beneficial Interest of the ACP Strategic Opportunities Fund II, LLC (the "Company"), to be held at the offices of Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 on Friday, March 26, 2004, at 4:30 p.m. Eastern Time, and any adjournments or postponements of the Special Meeting (the "Meeting") all membership interests in the Company that the undersigned would be entitled to vote if personally present at the Meeting, and in accordance with his own discretion, any other matters properly brought before the Meeting.


THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSAL:


Proposal:         To elect Robert Turner, John Connors, John van Roden and
                  Robert Andres as directors to the Board of Directors to hold office until their successor(s) are elected or until their resignation or removal.

                  ____For All

                  ____Against All

                  ____For All Except:  _______________________________


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING UNITHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the units are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                 , 2004
      -----------------
                                                --------------------------------
                                                Signature of Unitholder


                                                --------------------------------
                                                Signature (Joint owners)


                                                --------------------------------
                                                printed name of Unitholder(s)




PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.